601 East Third Street                                           info@acxiom.com
Little Rock, AR 72201                                           www.acxiom.com

For more information, contact:

Katharine Boyce
Investor Relations Coordinator
Acxiom Corporation
(501) 342-1321
Investor.relations@acxiom.com
EACXM

Acxiom Announces Second Quarter Fiscal Year 2011 Results
Q2 highlighted by revenue growth of 7.6% and operating income growth of 28.5%

LITTLE ROCK, Ark. — October 27, 2010 — Acxiom® Corporation (Nasdaq: ACXM), a global leader in interactive marketing, today announced financial results for the second quarter of fiscal year 2011 ended September 30, 2010. Acxiom will hold a conference call at 10:00 a.m. CDT today to further discuss this information. Interested parties are invited to listen to the call, which will be broadcast via the Internet at www.acxiom.com. The company will reference presentation slides that will be available on the website prior to the call.

John Meyer, Acxiom’s chief executive officer and president, said, “I am pleased that we have delivered another quarter of solid financial performance. We continue to see revenue growth as evidenced by the year-over-year revenue increase of almost eight percent. This translated into an impressive 29 percent increase in operating income over the second quarter of last year. In addition to executing in the near term, we invested in several projects that should provide for continued future growth.”

Second Quarter 2011 Highlights:

•	Revenue increased by 7.6% in the current quarter ended September 30, 2010 to $291.7 million, compared to $271.1 million for the quarter ended September 30, 2009.

•	Income from operations of $27.3 million in the current year second quarter, up 28.5%, compared to income from operations of $21.2 million in the second quarter of the prior year.

•	Earnings per diluted share of $0.16 in the current quarter, compared to earnings per diluted share of $0.12 in the second quarter of fiscal 2010.

•	Operating cash flow of $43.0 million, compared to $60.7 million in the second quarter a year ago.

•
Free cash flow available to equity of $9.7 million, compared to $29.4 million in the second quarter a year ago. Free cash flow available to equity is a non-GAAP financial measure; a reconciliation to the comparable GAAP measure, operating cash flow, is attached to this news release.

Operational Highlights:

•
Information Services: Revenue for the quarter ended September 30, 2010 was $225.6 million, up 7.3%, compared to $210.2 million for the quarter ended September 30, 2009. Income from operations for the current second quarter was $23.0 million, up 14.9% compared to $20.0 million in the prior-year second quarter.

•
Information Products: Revenue for the quarter increased 8.5% to $66.1 million, compared with $60.9 million in the second quarter a year ago. Income from operations for the quarter was $4.4 million, compared to $1.2 million in the second quarter of the previous year.

Fiscal Year 2011 Year-To-Date Highlights:

•	Revenue increased by 6.6% in the current year six-month period, to $562.1 million, compared to $527.1 million for the same period last year.

•	Income from operations of $49.4 million for the first six months of fiscal year 2011, up 46.4%, compared to income from operations of $33.7 million in the comparable six-month period of fiscal 2010.

•	Earnings per diluted share of $0.28 for the current year six-month period, compared to earnings per diluted share of $0.17 in the comparable six-month period last year.

•	Operating cash flow of $60.0 million in the current fiscal year six-month period, compared to $76.9 million in the prior year six-month period.

•
Free cash flow available to equity of $3.4 million for the six months ended September 30, 2010, compared to $16.3 million for the six months ended September 30, 2009. Free cash flow available to equity is a non-GAAP financial measure; a reconciliation to the comparable GAAP measure, operating cash flow, is attached to this news release.

Web Link to Financials

You may link to http://www.acxiom.com/FY11_Q2_Financials for the detailed financial information we typically attach to our earnings releases.

About Acxiom

Acxiom is a recognized leader in marketing services and technology that enable marketers to successfully manage audiences, personalize consumer experiences and create profitable customer relationships. Our superior industry-focused, consultative approach combines consumer data and analytics, databases, data integration and consulting solutions for personalized, multichannel marketing strategies. Acxiom leverages over 40 years of experience in data management to deliver high-performance, highly secure, reliable information management services. Founded in 1969, Acxiom is headquartered in Little Rock, Arkansas, USA, and serves clients around the world from locations in the United States, Europe, Asia-Pacific, the Middle East and South America. For more information about Acxiom, visit www.acxiom.com.

Forward Looking Statements

This release and today’s conference call may contain forward-looking statements including, without limitation, statements regarding an improvement in the economic outlook, and the possibility of continued future growth. Such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially. The following are factors, among others, that could cause actual results to differ materially from these forward-looking statements: the possibility that certain contracts may not generate the anticipated revenue or profitability or may not be closed within the anticipated time frames; the possibility that significant customers may experience extreme, severe economic difficulty or otherwise reduce the amount of business they do with us; the possibility that we will not successfully complete customer contract requirements on time or meet the service levels specified in the contracts, which may result in contract penalties or lost revenue; the possibility that we may not be able to attract, retain or motivate qualified technical, sales and leadership associates, or that we may lose key associates to other organizations; the possibility that we will not be able to continue to receive credit upon satisfactory terms and conditions; the possibility that negative changes in economic conditions in general or other conditions might lead to a reduction in demand for our products and services; the possibility that there will be changes in consumer or business information industries and markets that negatively impact the company; the possibility that the historical seasonality of our business may change; the possibility that we will not be able to achieve cost reductions and avoid unanticipated costs; the possibility that the fair value of certain of our assets may not be equal to the carrying value of those assets now or in future time periods; the possibility that changes in accounting pronouncements may occur and may impact these forward-looking statements; the possibility that we may encounter difficulties when entering new markets or industries; and other risks and uncertainties, including those detailed from time to time in our periodic reports filed with the Securities and Exchange Commission, including our current reports on Form 8-K, quarterly reports on Form 10-Q and annual reports on Form 10-K, particularly the discussion under the caption “Item 1A, RISK FACTORS” in our Annual Reports on Form 10-K for the year ended March 31, 2010, which was filed with the Securities and Exchange Commission on May 26, 2010.

With respect to the provision of products or services outside our primary base of operations in the United States, all of the above factors apply, along with the difficulty of doing business in numerous sovereign jurisdictions due to differences in scale, competition, culture, laws and regulations.

We undertake no obligation to update the information contained in this press release or any other forward-looking statement.

Acxiom is a registered trademark of Acxiom Corporation.

ACXIOM CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(Dollars in thousands, except earnings per share)

	For the Three Months Ended
	September 30
			$	%
	2010	2009	Variance	Variance

Revenue:
Services	225,584	210,213	15,371	7.3%
Products	66,085	60,892	5,193	8.5%
Total revenue	291,669	271,105	20,564	7.6%

Operating costs and expenses:
Cost of revenue
Services	175,687	165,792	(9,895)	(6.0%)
Products	48,320	46,129	(2,191)	(4.7%)
Total cost of revenue	224,007	211,921	(12,086)	(5.7%)

Services gross margin	22.1%	21.1%
Products gross margin	26.9%	24.2%
Total gross margin	23.2%	21.8%

Selling, general and administrative	40,274	37,964	(2,310)	(6.1%)
Gains, losses and other items, net	78	(27)	(105)	388.9%

Total operating costs and expenses	264,359	249,858	(14,501)	(5.8%)

Income from operations	27,310	21,247	6,063	28.5%

Other income (expense):
Interest expense	(6,260)	(5,423)	(837)	(15.4%)
Other, net	111	223	(112)	(50.2%)

Total other income (expense)	(6,149)	(5,200)	(949)	(18.3%)

Earnings before income taxes	21,161	16,047	5,114	31.9%

Income taxes	8,464	6,602	(1,862)	(28.2%)

Net earnings	12,697	9,445	3,252	34.4%

Less: Net earnings (loss) attributable to noncontrolling interest	(584)	-	(584)	-

Net earnings attributable to Acxiom	13,281	9,445	3,836	40.6%

Earnings per share:

Basic	0.16	0.12	0.04	33.3%

Diluted	0.16	0.12	0.04	33.3%

Earnings per share attributable to Acxiom stockholders:

Basic	0.17	0.12	0.05	41.7%

Diluted	0.16	0.12	0.04	33.3%

ACXIOM CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(Dollars in thousands, except earnings per share)

	For the Six Months Ended
	September 30,
			$	%
	2010	2009	Variance	Variance

Revenue:
Services	436,240	409,539	26,701	6.5%
Products	125,824	117,547	8,277	7.0%
Total revenue	562,064	527,086	34,978	6.6%

Operating costs and expenses:
Cost of revenue
Services	340,337	325,368	(14,969)	(4.6%)
Products	94,091	92,048	(2,043)	(2.2%)
Total cost of revenue	434,428	417,416	(17,012)	(4.1%)

Services gross margin	22.0%	20.6%
Products gross margin	25.2%	21.7%
Total gross margin	22.7%	20.8%

Selling, general and administrative	78,229	75,607	(2,622)	(3.5%)
Gains, losses and other items, net	21	320	299	93.4%

Total operating costs and expenses	512,678	493,343	(19,335)	(3.9%)

Income from operations	49,386	33,743	15,643	46.4%

Other income (expense):
Interest expense	(12,158)	(10,928)	(1,230)	(11.3%)
Other, net	(340)	105	(445)	(423.8%)

Total other income (expense)	(12,498)	(10,823)	(1,675)	(15.5%)

Earnings before income taxes	36,888	22,920	13,968	60.9%

Income taxes	14,755	9,281	(5,474)	(59.0%)

Net earnings	22,133	13,639	8,494	62.3%

Less: Net earnings (loss) attributable to noncontrolling interest	(953)	-	(953)	-

Net earnings attributable to Acxiom	23,086	13,639	9,447	69.3%

Earnings per share:

Basic	0.28	0.17	0.11	64.7%

Diluted	0.27	0.17	0.10	58.8%

Earnings per share attributable to Acxiom stockholders:

Basic	0.29	0.17	0.12	70.6%

Diluted	0.28	0.17	0.11	64.7%

ACXIOM CORPORATION AND SUBSIDIARIES
CALCULATION OF EARNINGS PER SHARE
(Unaudited)
(In thousands, except earnings per share)

	For the Three Months Ended

	September 30,	September 30,
	2010	2009

Basic earnings per share:

Numerator - net earnings	12,697	9,445

Denominator - weighted-average shares outstanding	80,046	78,915

Basic earnings per share	0.16	0.12

Diluted earnings per share:

Numerator - net earnings	12,697	9,445

Denominator - weighted-average shares outstanding	80,046	78,915

Dilutive effect of common stock options, warrants and restricted stock	1,236	464

	81,282	79,379

Diluted earnings per share	0.16	0.12

Basic earnings per share attributable to Acxiom stockholders:

Numerator - net earnings attributable to Acxiom	13,281	9,445

Denominator - weighted-average shares outstanding	80,046	78,915

Basic earnings per share attributable to Acxiom stockholders	0.17	0.12

Diluted earnings per share attributable to Acxiom stockholders:

Numerator - net earnings attributable to Acxiom	13,281	9,445

Denominator - weighted-average shares outstanding	80,046	78,915

Dilutive effect of common stock options, warrants, and restricted stock	1,236	464

	81,282	79,379

Diluted earnings per share attributable to Acxiom stockholders	0.16	0.12

ACXIOM CORPORATION AND SUBSIDIARIES
CALCULATION OF EARNINGS PER SHARE
(Unaudited)
(In thousands, except earnings per share)

	For the Six Months Ended

	September 30,	September 30,
	2010	2009

Basic earnings per share:

Numerator - net earnings	22,133	13,639

Denominator - weighted-average shares outstanding	79,894	78,791

Basic earnings per share	0.28	0.17

Diluted earnings per share:

Numerator - net earnings	22,133	13,639

Denominator - weighted-average shares outstanding	79,894	78,791

Dilutive effect of common stock options, warrants and restricted stock	1,475	404

	81,369	79,195

Diluted earnings per share	0.27	0.17

Basic earnings per share attributable to Acxiom stockholders:

Numerator - net earnings attributable to Acxiom	23,086	13,639

Denominator - weighted-average shares outstanding	79,894	78,791

Basic earnings per share attributable to Acxiom stockholders	0.29	0.17

Diluted earnings per share attributable to Acxiom stockholders:

Numerator - net earnings attributable to Acxiom	23,086	13,639

Denominator - weighted-average shares outstanding	79,894	78,791

Dilutive effect of common stock options, warrants, and restricted stock	1,475	404

	81,369	79,195

Diluted earnings per share attributable to Acxiom stockholders	0.28	0.17

ACXIOM CORPORATION AND SUBSIDIARIES
RESULTS BY SEGMENT
(Unaudited)
(Dollars in thousands)

	For the Three Months Ended

	September 30,	September 30,
Revenue:	2010	2009

Information services	225,584	210,213
Information products	66,085	60,892

Total revenue	291,669	271,105

Income from operations:

Information services	22,952	19,971
Information products	4,436	1,249
Other	(78)	27

Total income from operations	27,310	21,247

Margin:

Information services	10.2%	9.5%
Information products	6.7%	2.1%

Total margin	9.4%	7.8%

ACXIOM CORPORATION AND SUBSIDIARIES
RESULTS BY SEGMENT
(Unaudited)
(Dollars in thousands)

	For the Six Months Ended

	September 30,	September 30,
Revenue:	2010	2009

Information services	436,240	409,539
Information products	125,824	117,547

Total revenue	562,064	527,086

Income from operations:

Information services	43,831	35,809
Information products	5,576	(1,746)
Other	(21)	(320)

Total income from operations	49,386	33,743

Margin:

Information services	10.0%	8.7%
Information products	4.4%	-1.5%

Total margin	8.8%	6.4%

ACXIOM CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)
(Dollars in thousands)

	September 30,	March 31,	$	%
	2010	2010	Variance	Variance
Assets
Current assets:
Cash and cash equivalents	199,384	224,104	(24,720)	(11.0%)
Trade accounts receivable, net	174,353	168,522	5,831	3.5%
Deferred income taxes	11,885	11,874	11	0.1%
Refundable income taxes	7,942	-	7,942	100.0%
Other current assets	51,998	54,205	(2,207)	(4.1%)

Total current assets	445,562	458,705	(13,143)	(2.9%)

Property and equipment	869,611	824,084	45,527	5.5%
Less - accumulated depreciation and amortization	616,035	587,245	28,790	4.9%

Property and equipment, net	253,576	236,839	16,737	7.1%

Software, net of accumulated amortization	34,821	38,845	(4,024)	(10.4%)
Goodwill	488,160	470,261	17,899	3.8%
Purchased software licenses, net of accumulated amortization	46,522	51,356	(4,834)	(9.4%)
Deferred costs, net	82,465	68,914	13,551	19.7%
Data acquisition costs	20,216	21,931	(1,715)	(7.8%)
Other assets, net	16,300	16,569	(269)	(1.6%)

	1,387,622	1,363,420	24,202	1.8%

Liabilities and Stockholders' Equity
Current liabilities:
Current installments of long-term debt	31,366	42,106	10,740	25.5%
Trade accounts payable	34,097	42,774	8,677	20.3%
Accrued payroll and related expenses	34,272	36,517	2,245	6.1%
Other accrued expenses	80,724	75,632	(5,092)	(6.7%)
Deferred revenue	55,603	55,567	(36)	(0.1%)
Income taxes	-	2,460	2,460	100.0%

Total current liabilities	236,062	255,056	18,994	7.4%

Long-term debt	450,452	458,629	8,177	1.8%

Deferred income taxes	65,044	61,284	(3,760)	(6.1%)

Other liabilities	13,367	9,954	(3,413)	(34.3%)

Stockholders' equity:
Common stock	11,729	11,662	67	0.6%
Additional paid-in capital	826,142	814,929	11,213	1.4%
Retained earnings	505,329	482,243	23,086	4.8%
Accumulated other comprehensive income (loss)	8,248	4,167	4,081	97.9%
Treasury stock, at cost	(738,601)	(738,601)	0	0.0%
Total Acxiom stockholders' equity	612,847	574,400	38,447	6.7%
Noncontrolling interest	9,850	4,097	5,753	140.4%

Total equity	622,697	578,497	44,200	7.6%

	1,387,622	1,363,420	24,202	1.8%

ACXIOM CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
(Dollars in thousands)

	For the Three Months Ended

	September 30,

	2010	2009

Cash flows from operating activities:
Net earnings	12,697	9,445
Non-cash operating activities:
Depreciation and amortization	37,720	41,147
Deferred income taxes	2,508	6,223
Non-cash stock compensation expense	3,488	3,261
Changes in operating assets and liabilities:
Accounts receivable	8,338	2,526
Other assets	(6,684)	(1,190)
Deferred costs	(12,640)	(2,438)
Accounts payable and other liabilities	(861)	6,920
Deferred revenue	(1,600)	(5,191)
Net cash provided by operating activities	42,966	60,703
Cash flows from investing activities:
Capitalized software	(1,341)	(2,431)
Capital expenditures	(21,734)	(14,462)
Data acquisition costs	(2,625)	(3,004)
Net cash paid in acquisitions	(10,949)	357
Net cash used by investing activities	(36,649)	(19,540)
Cash flows from financing activities:
Payments of debt	(27,603)	(41,402)
Sale of common stock	1,019	236
Proceeds from partner's contributions	133	-
Net cash used by financing activities	(26,451)	(41,166)
Effect of exchange rate changes on cash	1,061	(33)

Net change in cash and cash equivalents	(19,073)	(36)
Cash and cash equivalents at beginning of period	218,457	167,670
Cash and cash equivalents at end of period	199,384	167,634

Supplemental cash flow information:
Cash paid (received) during the period for:
Interest	5,896	5,328
Income taxes	17,724	792
Payments on capital leases and installment payment arrangements	5,411	7,504
Payments on software and data license liabilities	164	1,840
Other debt payments, excluding line of credit	2,028	2,058
Prepayment of debt	20,000	30,000
Noncash investing and financing activities:
Acquisition of property and equipment under capital lease
and installment payment arrangements	7,382	6,564
Software licenses and maintenance acquired under software obligation	-	611

ACXIOM CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
(Dollars in thousands)

	For the Six Months Ended

	September 30,

	2010	2009

Cash flows from operating activities:
Net earnings	22,133	13,639
Non-cash operating activities:
Depreciation and amortization	73,706	81,742
Deferred income taxes	3,943	8,719
Non-cash stock compensation expense	6,460	5,650
Changes in operating assets and liabilities:
Accounts receivable	(8,498)	(1,809)
Other assets	(8,151)	3,461
Deferred costs	(22,621)	(3,344)
Accounts payable and other liabilities	(7,982)	(25,098)
Deferred revenue	964	(6,091)
Net cash provided by operating activities	59,954	76,869
Cash flows from investing activities:
Capitalized software	(2,567)	(4,815)
Capital expenditures	(30,486)	(21,893)
Data acquisition costs	(6,951)	(8,781)
Payments received from investments	175	-
Net cash paid in acquisitions	(12,927)	357
Net cash used by investing activities	(52,756)	(35,132)
Cash flows from financing activities:
Payments of debt	(36,567)	(55,126)
Sale of common stock	4,820	2,663
Acquisition of treasury stock	-	(307)
Proceeds from partner's contributions	133	-
Net cash used by financing activities	(31,614)	(52,770)
Effect of exchange rate changes on cash	(304)	1,501

Net increase (decrease) in cash and cash equivalents	(24,720)	(9,532)
Cash and cash equivalents at beginning of period	224,104	177,166
Cash and cash equivalents at end of period	199,384	167,634

Supplemental cash flow information:
Cash paid (received) during the period for:
Interest	11,676	10,586
Income taxes	21,082	(4,260)
Payments on capital leases and installment payment arrangements	11,379	15,298
Payments on software and data license liabilities	1,057	5,718
Other debt payments, excluding line of credit	4,131	4,110
Prepayment of debt	20,000	30,000
Noncash investing and financing activities:
Acquisition of property and equipment under capital lease
and installment payment arrangements	17,650	10,387
Software licenses and maintenance acquired under software obligation	-	611

ACXIOM CORPORATION AND SUBSIDIARIES
CALCULATION OF FREE CASH FLOW AVAILABLE TO EQUITY
AND RECONCILIATION TO OPERATING CASH FLOW
(Unaudited)
(Dollars in thousands)

	06/30/09	09/30/09	12/31/09	03/31/10	FY2010	06/30/10	09/30/10	FY2011

Net cash provided by operating activities	16,166	60,703	74,509	87,904	239,282	16,988	42,966	59,954

Plus:
Sale of assets	-	-	1,058	-	1,058	-	-	-

Less:
Capitalized software	(2,384)	(2,431)	(1,846)	(1,596)	(8,257)	(1,226)	(1,341)	(2,567)
Capital expenditures	(7,431)	(14,462)	(9,479)	(26,536)	(57,908)	(8,752)	(21,734)	(30,486)
Data acquisition costs	(5,777)	(3,004)	(5,450)	(4,577)	(18,808)	(4,326)	(2,625)	(6,951)
Payments on capital leases and installment payment arrangements	(7,794)	(7,504)	(7,309)	(7,090)	(29,697)	(5,968)	(5,411)	(11,379)
Payments on software and data license liabilities	(3,878)	(1,840)	(416)	(1,392)	(7,526)	(893)	(164)	(1,057)
Other required debt payments	(2,052)	(2,058)	(2,091)	(3,597)	(9,798)	(2,103)	(2,028)	(4,131)

Total	(13,150)	29,404	48,976	43,116	108,346	(6,280)	9,663	3,383

ACXIOM CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(Dollars in thousands, except earnings per share)

									Q2 FY10 to Q2 FY11
	06/30/09	09/30/09	12/31/09	03/31/10	FY2010	06/30/10	09/30/10	FY2011%		$
Revenue:
Services	199,326	210,213	218,340	221,553	849,432	210,656	225,584	436,240	7.3%	15,371
Products	56,655	60,892	65,467	66,789	249,803	59,739	66,085	125,824	8.5%	5,193
Total revenue	255,981	271,105	283,807	288,342	1,099,235	270,395	291,669	562,064	7.6%	20,564

Operating costs and expenses:
Cost of revenue
Services	159,576	165,792	163,206	166,085	654,659	164,650	175,687	340,337	-6.0%	(9,895)
Products	45,919	46,129	46,727	45,835	184,610	45,771	48,320	94,091	-4.7%	(2,191)
Total cost of revenue	205,495	211,921	209,933	211,920	839,269	210,421	224,007	434,428	-5.7%	(12,086)

Selling, general and administrative	37,643	37,964	43,477	43,013	162,097	37,955	40,274	78,229	-6.1%	(2,310)
Gains, losses and other items, net	347	(27)	538	(1,802)	(944)	(57)	78	21	388.9%	(105)

Total operating costs and expenses	243,485	249,858	253,948	253,131	1,000,422	248,319	264,359	512,678	-5.8%	(14,501)

Income from operations	12,496	21,247	29,859	35,211	98,813	22,076	27,310	49,386	28.5%	6,063
% Margin	4.9%	7.8%	10.5%	12.2%	9.0%	8.2%	9.4%	8.8%
Other income (expense)
Interest expense	(5,505)	(5,423)	(5,687)	(5,865)	(22,480)	(5,898)	(6,260)	(12,158)	15.4%	(837)
Other, net	(118)	223	198	122	425	(451)	111	(340)	-50.2%	(112)
Total other income (expense)	(5,623)	(5,200)	(5,489)	(5,743)	(22,055)	(6,349)	(6,149)	(12,498)	18.3%	(949)

Earnings before income taxes	6,873	16,047	24,370	29,468	76,758	15,727	21,161	36,888	31.9%	5,114
Income taxes	2,679	6,602	10,212	13,106	32,599	6,291	8,464	14,755	-28.2%	(1,862)

Net earnings	4,194	9,445	14,158	16,362	44,159	9,436	12,697	22,133	34.4%	3,252

Less: Net earnings (loss) attributable
to noncontrolling interest	-	-	(104)	(286)	(390)	(369)	(584)	(953)	-	(584)

Net earnings attributable to Acxiom	4,194	9,445	14,262	16,648	44,549	9,805	13,281	23,086	40.6%	3,836

Diluted earnings per share
attributable to Acxiom shareholders	0.05	0.12	0.18	0.21	0.56	0.12	0.16	0.28	33.3%	0.04

ACXIOM CORPORATION AND SUBSIDIARIES
RESULTS BY SEGMENT
(Unaudited)
(Dollars in thousands)

									Q2 FY10 to Q2 FY11
	06/30/09	09/30/09	12/31/09	03/31/10	FY2010	06/30/10	09/30/10	FY2011%		$
Revenue:

Services	199,326	210,213	218,340	221,553	849,432	210,656	225,584	436,240	7.3%	15,371
Products	56,655	60,892	65,467	66,789	249,803	59,739	66,085	125,824	8.5%	5,193

Total revenue	255,981	271,105	283,807	288,342	1,099,235	270,395	291,669	562,064	7.6%	20,564

Income from operations:

Services	15,838	19,971	27,565	27,639	91,013	20,879	22,952	43,831	14.9%	2,981
Products	(2,995)	1,249	2,832	5,770	6,856	1,140	4,436	5,576	255.2%	3,187
Other	(347)	27	(538)	1,802	944	57	(78)	(21)	-388.9%	(105)

Total income from operations	12,496	21,247	29,859	35,211	98,813	22,076	27,310	49,386	28.5%	6,063

Margin:

Services	7.9%	9.5%	12.6%	12.5%	10.7%	9.9%	10.2%	10.0%
Products	-5.3%	2.1%	4.3%	8.6%	2.7%	1.9%	6.7%	4.4%

Total	4.9%	7.8%	10.5%	12.2%	9.0%	8.2%	9.4%	8.8%